SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No._____________________)

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement        [   ]  Confidential.  For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CARNEGIE BANCORP
------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

      (5)   Total fee paid:

------------------------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials:

------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously paid:

------------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------

      (3)   Filing Party:

------------------------------------------------------------------------------

      (4)   Date Filed:

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

                               CARNEGIE BANCORP
                              619 ALEXANDER ROAD
                          PRINCETON, NEW JERSEY 08540

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1997

     Notice is hereby given that the 1997 annual meeting of stockholders (the "Annual Meeting") of Carnegie Bancorp (the "Company") will be held at the main office of Carnegie Bank, N.A., the Company's wholly owned subsidiary, 619 Alexander Road, Princeton, New Jersey 08540, on Wednesday, May 21, 1997 at 4:00 p.m. local time for the purpose of considering and voting upon the following matters:

            1. The election of the nine persons named in the accompanying Proxy Statement to serve as directors of the Company;

            2. Approval of the Carnegie Bancorp 1997 Stock Option Plan, which provides for options to purchase up to 274,000 shares of the Company's common stock (as adjusted for subsequent stock dividends), without par value per share ("Common Stock") to be issued to officers and directors of the Company or its subsidiaries; and

            3. Such other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on April 15, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the

Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                              By Order of the Board of Directors



                              Thomas L. Gray, Jr.
                              President and Chief Executive Officer

April 21, 1997
Princeton, New Jersey

     WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OR NOT, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE TO INSURE THAT YOUR SHARES ARE REPRESENTED. YOU MAY, HOWEVER, VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                               CARNEGIE BANCORP
                              619 ALEXANDER ROAD
                          PRINCETON, NEW JERSEY 08540

                         -----------------------------

                                PROXY STATEMENT
                             DATED APRIL 21, 1997

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 21, 1997

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting are being furnished to the stockholders of Carnegie Bancorp (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the main office of Carnegie Bank, N.A. (the "Bank"), the Company's national bank subsidiary, 619 Alexander Road, Princeton, New Jersey 08540, on Wednesday, May 21, 1997, at 4:00 p.m. local time, and at any adjournments thereof. These proxy materials are being mailed on or about April 21, 1997, to holders of record on April 15, 1997 (the "Record Date") of the Company's common stock, without par value per share (the "Common Stock").

     Pursuant to the New Jersey Business Corporation Act, a stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR: (i) the election of the nine (9) nominees for director named below, and (ii) approval of the Carnegie Bancorp 1997 Stock Option Plan. Any other matter of business that may be brought before the Annual Meeting, will be voted in accordance with the judgment of the person or persons voting the same.

     All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited by directors, officers, or regular employees of the Company and the Bank, in person or by telephone, facsimile transmission, or telex, without additional compensation. Arrangements have been made for the Company's transfer agent, nominees, and other custodians to send proxy materials to the beneficial owners of shares of Common Stock held of record by such persons on the Record Date, and the Company will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses incurred in forwarding such materials. In addition, the Company has retained the firm of Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies. For its services, CIC will be paid a fee of $3,500 plus out-of-pocket expenses.

     Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 2,090,046 shares of Common Stock. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting. There is no cumulative voting of shares. Directors will be elected by a plurality of the votes cast at the Annual Meeting and all other matters coming before any meeting of Stockholders shall be decided by the vote of Stockholders entitled to cast a majority of the number of votes present and entitled to be cast, providing a quorum is present. For voting purposes, abstentions and broker non-votes are not deemed to be shares voted at the Annual Meeting.

     The Board of Directors knows of no matters, other than those disclosed in the Notice of Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     In accordance with the By-Laws of the Company, the Board of Directors has fixed the number of directors constituting the Board at nine (9). The Board of Directors has nominated and recommends the election of each of the nine (9) nominees listed below to serve for a term of one year and until his or her successor shall have been elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nine nominees named in this Proxy Statement, subject to the condition that if any of the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render any nominee named herein unable or unwilling to serve.

     The following table sets forth the names of and certain other information about nominees for director:


NAME, AGE AND POSITION           PRINCIPAL OCCUPATIONS DURING                   DIRECTOR
WITH REGISTRANT                  PAST FIVE YEARS                                SINCE (1)
----------------------           ----------------------------                   ---------

Theodore H. Dolci, Jr.,          President, Ted Dolci Excavating,               1989
40                               Inc.

Michael E. Golden, 53            Chairman and CEO, First Colonial               1988
                                 Securities Group, Inc., a full
                                 service stock and bond brokerage

Thomas L. Gray, Jr., 52,         President and Chief Executive                  1988
President and Chief              Officer of the Company and the Bank
Executive Officer

Bruce A. Mahon, 66,              Chairman of the Board of the Company           1988
Chairman of the Board            and the Bank

James E. Quackenbush, 67         Retired; formerly Managing Partner,            1988
                                 Malesard, Quackenbush, Swift &
                                 Company, Certified Public
                                 Accountants

Steven L. Shapiro, 56            Chairman of Alloy, Silverstein,                1992
                                 Shapiro, Adams, Mulford & Co.,
                                 Certified Public Accountants, Cherry
                                 Hill, NJ (1960-Present).  Mr.
                                 Shapiro is Commissioner of the New
                                 Jersey Casino Reinvestment
                                 Development Authority and Trustee of
                                 the West Jersey Hospital Foundation.
                                 Mr. Shapiro is also a member of the
                                 Executive Advisory Council of
                                 Rutgers University and serves on the
                                 board of the Student Loan Marketing
                                 Corporation in Washington, DC.

Shelley M. Zeiger, 61            Chairman, Zeiger Enterprises, Inc.,            1992
                                 an import and export company

Mark A. Wolters, 36              Executive Vice President of the                1994
Executive Vice President         Company and the Bank

Joseph J. Oakes, III, 54         President, Acorn Financial Services,           1988
                                 a financial services and insurance
                                 brokerage firm


----------------------------

(1)   Includes prior service on Board of Directors of the Bank.

     No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 1997, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in the section of this Proxy Statement captioned "Executive Compensation", and (iv) all directors and officers as a group. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.


===============================================================================================
                                                        Number of Shares           Percent
                                                        Beneficially               of
                                                        Owned(1)                   Class
-----------------------------------------------------------------------------------------------

Name of Directors and Executive Officers

-----------------------------------------------------------------------------------------------
Bruce A. Mahon                                           44,513(3)                    2.32%
-----------------------------------------------------------------------------------------------
Thomas L. Gray, Jr.                                     116,672(4)                    5.74%
-----------------------------------------------------------------------------------------------
Mark A. Wolters                                          34,092(5)                    1.73%
-----------------------------------------------------------------------------------------------
Theodore H. Dolci, Jr.                                   25,420(2)                    1.30%
-----------------------------------------------------------------------------------------------
Michael E. Golden                                        54,245(6)                    2.81%
-----------------------------------------------------------------------------------------------
Joseph J. Oakes, III                                     33,986(2)(7)                 1.74%
-----------------------------------------------------------------------------------------------
James E. Quackenbush                                     42,591(2)(8)                 2.29%
-----------------------------------------------------------------------------------------------
Steven L. Shapiro                                        21,759(9)                    1.11%
-----------------------------------------------------------------------------------------------
Shelly M. Zeiger                                         23,130(10)                   1.18%
-----------------------------------------------------------------------------------------------
Floyd Haggar                                              6,911(11)                    .35%
-----------------------------------------------------------------------------------------------
Richard P. Rosa                                          15,751(12)                    .81%
-----------------------------------------------------------------------------------------------
All Directors and Executive
Officers as a Group (10 persons)                         419,070                     14.31%
                                                         ===========                 ======
===============================================================================================



(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the Company's Dividend Reinvestment Plan.

(2) Includes 10,830 shares purchasable upon the exercise of options which are exercisable within sixty (60) days.

(3) Includes 1,951 shares held by Mr. Mahon's self-directed IRA, 325 shares owned by partnerships of which Mr. Mahon is the general partner, and 2,212 shares beneficially owned by Mr. Mahon's spouse. Also includes warrants to purchase 1,102 shares of common stock which are exercisable within sixty
      (60) days and 15,874 shares purchasable upon the exercise of options which are exercisable within sixty (60) days.

(4) Includes 2,666 shares held by Mr. Gray's former spouse as guardian for his minor son, 1,286 shares held in a self-directed IRA, 1,537 shares under the Bank's 401(k) Plan and 62,602 shares purchasable pursuant to options which are exercisable within sixty (60) days.

(5) Includes 23,505 shares purchasable upon the exercise of options which are exercisable within sixty (60) days, 941 shares held in an IRA account and 1,173 shares under the Bank's 401(k) Plan.

(6) Includes 7,072 shares held in a Profit Sharing Plan of which Mr. Golden is the beneficiary, 9,759 shares in a retirement account and 5,597 shares held in a self-directed IRA. Also includes warrants to purchase 1,035 shares of common stock which are exercisable within sixty (60) days and 14,866 shares purchasable pursuant to options which are exercisable within sixty (60) days.

(7) Includes 6,636 shares held in a Keogh Plan of which Mr. Oakes is the beneficiary and 10,287 shares in a retirement account.

(8) Includes 16,222 shares held in Mr. Quackenbush's self- directed IRA. Also includes warrants to purchase 1,100 shares of common stock which are exercisable within sixty (60) days. Also includes 8,295 shares and warrants to purchase 1,100 shares of common stock which are exercisable within sixty (60) days in the name of The Fairhurst Trust, of which Mr. Quakenbush's spouse is co-trustee and beneficiary.

(9) Includes 4,620 shares held in Mr. Shapiro's self-directed IRA and 1,267 shares held in a voluntary Pension Plan of which Mr. Shapiro is trustee and beneficiary. Also includes 9,570 shares purchasable pursuant to options which are exercisable within sixty (60) days.

(10) Includes 1,257 shares held by Mr. Zeiger's spouse and minor child. Also includes 9,570 shares purchasable pursuant to options which are exercisable within sixty (60) days.

(11) Includes 1,575 shares held in Mr. Haggar's self-directed IRA and 3,026 shares purchasable pursuant to options which are exercisable within sixty
      (60) days.

(12) Includes 5,116 shares held in Mr. Rosa's self-directed IRA. Also includes 7,609 shares held in the name of Morris Area Community Foundation of which Mr. Rosa is Finance Chairman. Also includes 3,026 shares purchasable pursuant to options which are exercisable within sixty (60) days.

           INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

      During the fiscal year ended December 31, 1996, the Board of Directors of the Company held thirteen (13) meetings. During that fiscal year, no director attended less than 80% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the committees of the Board of Directors on which such director served.

COMMITTEES OF THE BOARD

      The Board of Directors maintained an Audit Committee (the "Audit Committee") which consisted of Messrs. Quackenbush, Shapiro and Oakes during the fiscal year ended December 31, 1996. The Audit Committee arranges for the Bank's directors examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors examinations, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such reports, and reports to the Company's Board the results of its analysis of the regulatory reports. The Audit Committee met four (4) times in 1996.

     The Board of Directors does not have a Compensation Committee. The entire Board acts as a Compensation Committee. Any compensation matter concerning Messrs. Gray and Wolters is not voted on by either individual.

     The Board of Directors does not have a Nominating Committee. The entire Board acts as a Nominating Committee.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Company does not maintain a standing Compensation Committee. The compensation payable to the Company's executive officers is determined by the Board of Directors of the Company, without the participation of Messrs. Gray and Wolters on any compensation matter directly related to them individually.

                          EXECUTIVE COMPENSATION POLICY

     The Company's policy is to compensate its executives fairly and adequately for the responsibility assumed by them for the success and direction of the Company, the effort expended in discharging that responsibility and the results achieved directly or indirectly from each executive's performance. "Fair and adequate compensation" is established after careful review of:

      1. The Company's earnings;

      2. The Company's performance as compared to other companies of similar size and market area; and

      3. Comparison of what the market demands for compensation of similarly situated and experienced executives.

     Total compensation takes into consideration a mix of base salary, bonus, perquisites and stock options. The particular mix is established in order to competitively attract competent professionals, retain those professionals, and reward extraordinary achievement.

     The Board of Directors also considers net income for the year and earnings per share of the Company before finalizing officer increases for the coming year.

     Based upon its current levels of compensation, the Company is not affected by the provisions of the Internal Revenue Code which limits the deductibility to a company of compensation in excess of $1 million paid to any of its top five executives. Thus, the Company has no policy as to that subject.

BASE SALARY

      The Board of Directors bears the responsibility for establishing base salary.

      Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. However, that is not to say that poor performance will not result in termination. Acceptable performance is expected of all executive officers as a minimum standard.

      To establish salary, the following criteria are used:

      1. Position description.

      2. Direct responsibility assumed.

      3. Comparative studies of peer group compensation.
         Special weight is given to local factors as opposed to national averages.

      4. Earnings performance of the Company resulting in availability of funds for payment of salary expense.

      5. Competitive level of salary to be maintained to attract and retain qualified and experienced executives.

ANNUAL BONUSES

     Each year the Board establishes the parameters for the award of a bonus and the size of the pool of available bonus money. The current parameters are related to the Company's net income after taxes.

STOCK OPTIONS

     Stock option awards are determined by the Board's Stock Option Committee.

     The Stock Option Committee meets to evaluate meritorious performance of all officers and employees for consideration to receive stock options.

     The Stock Option Committee makes awards based upon the following criteria:

      1. Position of the officer or employee in the Company.

      2. The benefit which the Company has derived as a result of the efforts of the award candidate under consideration.

      3. The Company's desire to encourage long term employment of the award candidate.

PERQUISITES

      Perks, such as company automobiles and their related expenses, country club memberships, auxiliary insurance benefits and other perks which the Board may approve from time to time are determined and awarded pursuant to evaluation under the same criteria used to establish base salary.

      The Company has long believed that a strong, explicit link should exist between executive compensation and the value delivered to shareholders. The bonus program and the stock option awards both provide competitive compensation while mirroring the Company's performance. Since the bonus is based on a direct, explicit link to the Company's performance, it is directly and explicitly linked to the value received by shareholders. The Company's profitability inures to the benefit of shareholders, and is a direct result of the direction established by management.

MEMBERS OF THE BOARD OF DIRECTORS

Bruce A. Mahon                            James E. Quackenbush
Theodore H. Dolci, Jr.                    Steven L. Shapiro
Thomas L. Gray, Jr.                       Mark A. Wolters
Michael E. Golden                         Shelly M. Zeiger
Joseph J. Oakes, III

                            EXECUTIVE COMPENSATION

      The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four (4) most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

SUMMARY COMPENSATION TABLE

CASH AND CASH EQUIVALENT FORMS
OF REMUNERATION


=========================================================================================================
                                                                                         Long Term
                                                                                       Compensation
                                                                                   ----------------------
     Name and Principal                  Annual       Annual       Other Annual         Securities
          Position             Year      Salary      Bonus(1)    Compensation(2)    Underlying Options
---------------------------------------------------------------------------------------------------------
Thomas L. Gray, Jr.            1996       $130,000     $173,133        $20,872(3)            0
President and Chief            1995       $130,000     $142,585        $19,409          54,475
Executive Officer              1994       $130,000     $ 97,838        $18,933               0
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Mark A. Wolters,               1996        $80,000      $57,711        $14,467(3)             0
Executive Vice President       1995        $80,000      $47,528        $12,932           13,114
                               1994        $80,000      $32,613        $12,872                0
---------------------------------------------------------------------------------------------------------
=========================================================================================================



(1) Bonus earned for services rendered in the indicated years, although payment may have been made in subsequent years.

(2) Other annual compensation includes director fees, insurance premiums and the personal use of Company automobiles.

(3) In 1996, Mr. Gray received $17,850 and Mr. Wolters received $11,250 for attending meetings of the Board of Directors and special committees of the Bank.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Mr. Thomas L. Gray, its President and Chief Executive Officer and Mr. Mark A. Wolters, its Executive Vice President. The employment agreements are intended to ensure that the Company will be able to maintain a stable and competent management base. The continued success of the Company depends, to a significant degree, on the skills and competence of Mr. Gray and Mr. Wolters.

     The employment agreement with Mr. Gray (the "Gray Employment Agreement") provides for a three-year term, and further provides that it will automatically be renewed for a one year term on each anniversary date unless, ninety days prior to such anniversary date, either party provides written notice of its intention not to renew. The Gray Employment Agreement provides that Mr. Gray will receive an annual base salary of $210,000 for fiscal 1997, and that his base salary will be reviewed annually by the Board of Directors. In addition, the Gray Employment Agreement provides that Mr. Gray is to receive an annual bonus of not less than 6% of the adjusted net after tax income of the Company and such other compensation as determined by the Board of Directors. The Gray Employment Agreement permits the Company to terminate Mr. Gray's employment for cause at any time. The Gray Employment Agreement defines cause to mean (i) willful and continued failure to perform duties; (ii) fraud, misappropriation or material damage to the property or business of the Company; (iii) willful violation of law or conviction or admission of, or plea of nolo contendere to, any felony which would adversely effect the executive's ability to perform his duties; or
(iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued by, or regulatory consent agreement with, any banking regulatory agency having jurisdiction over the Company or any of its subsidiaries. In the event Mr. Gray is terminated for reasons other than cause prior to the expiration of the term of the Agreement, Mr. Gray shall be entitled to receive his base salary and bonus for the remaining term. In addition, the Company is to maintain medical and life insurance benefits for Mr. Gray for the remaining term. Mr. Gray may terminate his employment upon sixty (60) days' notice to the Company. Upon the occurrence of a change in control (as defined in the Gray Employment Agreement) which results in Mr. Gray's involuntary termination without cause or Mr. Gray's voluntary resignation within 18 months of such change in control because (i) he is reassigned to a position of lesser rank or status than Chief Executive Officer; (ii) his place of employment is relocated by more than thirty miles from its location as of the date of the Employment Agreement; or (iii) his compensation or other benefits are reduced, Mr. Gray will be entitled to receive his base salary and bonuses for a period of thirty (30) months after such termination. In addition, the Company will continue to maintain Mr. Gray's medical and dental insurance and other benefits in effect through the end of such 30-month period.

      The Company has entered into an employment agreement with Mark A. Wolters, the Executive Vice President of the Company (the "Wolters Employment Agreement"). Pursuant to the Wolters Employment Agreement, Mr. Wolters is to be employed for a term of three years and his employment is subject to automatic renewal for an additional one year term on each anniversary date unless, ninety days prior to such anniversary date, either party provides written notice of its intention not to renew. Mr. Wolter's annual base salary is $100,000 for fiscal 1997 and this base salary is subject to annual review by the Board of Directors. In addition, Mr. Wolters is entitled to receive a bonus in an amount equal to 2% of the adjusted net after-tax income of the Company and such other compensation as determined by the Board of Directors. The Wolters Employment Agreement permits the Company to terminate Mr. Wolters' employment for cause. Cause is defined under the Wolters Employment Agreement in the same manner as it is defined under the Gray Employment Agreement. In the event Mr.

Wolters is terminated for reasons other than cause prior to the expiration of the initial three year term, Mr. Wolters shall be entitled to receive his base salary and bonus for the remaining term. Mr. Wolters may terminate his employment upon sixty (60) days' written notice to the Company. In addition, the Company shall maintain his medical and dental insurance and other benefits for the remaining term. Upon the occurrence of a change in control (as defined in the Wolters Employment Agreement) and the subsequent involuntary termination of Mr. Wolters without cause or his voluntary resignation within 18 months of such change in control because he is reassigned to a position of lesser rank or status than Executive Vice President, his principal place of employment is moved by more than 30 miles from its current place, or his compensation or other benefits are reduced, Mr. Wolters will be entitled to receive his then current base salary and bonus for 18 months after such termination. In addition, the Company will continue to maintain Mr. Wolter's medical and dental insurance and other benefits in effect through the end of such 18 month period.

STOCK OPTION PLANS

     The Company maintains a 1993 Stock Option Plan for Employees (the "1993 Employee Plan") which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual employees to whom options are granted under the 1993 Employee Plan are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the 1993 Employee Plan, the exercise price therefor, and whether the options are incentive or non-statutory options.

     The Company maintains a 1995 Employee Stock Option Plan ("1995 Employee Plan"). Under the 1995 Employee Plan, 12,106 shares of Common Stock have been reserved for issuance, as adjusted to reflect stock dividends declared by the Company from time to time. Key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate, who are not also members of the Board of Directors, are eligible to participate in the 1995 Employee Plan. The 1995 Employee Plan is administered by the Stock Option Committee of the Board of Directors which has the power to designate which officers and employees will receive options and the terms of such options. No option may be exercised more than ten years after the date of its grant.

     No stock options were granted during 1996.

     On January 15, 1997, the Board of Directors adopted the Carnegie Bancorp 1997 Stock Option Plan which provides for grants of stock options to officers, directors and employees of the Company, the Bank and any other subsidiaries the Company may form. See Proposal 2. This plan is being presented to the shareholders of the Company for their approval at the Annual Meeting.

     The following table sets forth information concerning the value of options exercised as well as the fiscal year-end value of unexercised options held by the executive officers of the Company named in the following table. No stock options were exercised by such executive officers during 1996:

               AGGREGATED OPTIONS/SARS EXERCISED IN LAST FISCAL
                    YEAR AND FISCAL YEAR END OPTION VALUES
                             (INDIVIDUAL GRANTS)


==================================================================================================
                                                                           Value of
                                                    Number of              Unexercised In-
                                                    Securities             the-Money Options
                                                    Underlying             at FY-End ($)
                                                    Unexercised            (based on $18.75
                          Shares         Value      Options at FY-End      per share)
                          Acquired on    Realized   (#) Exercisable/       Exercisable/
          Name            Exercise (#)      $       Unexercisable          Unexercisable
--------------------------------------------------------------------------------------------------
Thomas L. Gray, Jr.         None           N/A       62,602/27,238          $458,032/$153,973
--------------------------------------------------------------------------------------------------
Mark A. Wolters             None           N/A        23,505/6,557          $182,764/$37,047
==================================================================================================




                           COMPENSATION OF DIRECTORS

     Directors of the Company receive no remuneration for their service on the Board of Directors of the Company. Directors of the Bank, other than full-time employees of the Bank, receive a $5,000 annual retainer, payable quarterly. All directors of the Bank receive fees of $750 per Board meeting attended and $300 per committee meeting attended, except that the Chairman of the Audit Committee receives $600 per Audit Committee meeting attended. In addition, Mr. Michael Golden, in his capacity as Vice Chairman of the Bank, receives an annual stipend of $12,000. Mr. Gray does receive Board meeting and Loan Committee (of the Bank) meeting fees and Mr. Wolters does receive Board meeting fees.

     The Company has entered into a consulting agreement with Mr. Bruce Mahon, Chairman of the Board of the Company. Pursuant to the consulting agreement, Mr. Mahon receives an annual consulting fee of $75,000. The consulting agreement has a term of two years. The consulting agreement can be terminated by the Company at any time for cause. Cause is defined in the consulting agreement as consultant's willful and continued failure to perform his duties; (ii) fraud, misappropriation or other intentional damage to the property or business of the company or (iii) the consultant's admission or conviction of, or plea of nolo contendere to, any felony that adversely affect's the Company. In the event of Mr. Mahon's death, the Company is obligated to reimburse his estate for any unpaid fees and expenses for services rendered prior to his death. In addition, Mr. Mahon also receives certain insurance benefits directly from the Company which are not included in the consulting agreement.

     The Company maintains a 1995 Directors Stock Option Plan ("1995 Directors Plan"). Under the 1995 Directors' Plan, 151,315 shares of Common Stock have been reserved for issuance, as adjusted to reflect stock dividends declared by the Company from time to time. Directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate are eligible to participate in the 1995 Directors Plan. The 1995 Directors Plan is administered by the Company's Board of Directors which has the power to designate which directors will receive options and the terms of such options. No option may be exercised more than ten years after the date of its grant.

     The Company maintains the 1993 Stock Option Plan for Non- Employee Directors (the "Outside Directors' Plan"). Under the Outside Directors' Plan, 42,000 shares of Common Stock have been reserved for issuance, adjusted to reflect stock dividends declared subsequent to the adoption of the Outside Directors' Plan. Non-employee Directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate participate in the Outside Directors' Plan. Each participant in the Outside Directors' Plan automatically receives an option to purchase 5,000 shares of Common Stock effective as of the date such participant commences his service on the Board of Directors. No option may be exercised more than ten years after the date of its grant. The purchase price of the shares of Common Stock subject to options under the Outside Directors' Plan is 100% of the fair market value on the date such option is granted. There are no more shares available for issuance under the Outside Directors Plan.

     On January 15, 1997, the Board of Directors adopted the Carnegie Bancorp 1997 Stock Option Plan which provides for grants of stock options to officers, directors and employees of the Company. See Proposal 2. This plan is being presented to the shareholders of the Company for their approval at the Annual Meeting.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

                        RECOMMENDATION AND VOTE REQUIRED

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS NOMINATED SLATE OF DIRECTORS.


                         PROPOSAL 2.  APPROVAL OF THE
                     CARNEGIE BANCORP 1997 STOCK OPTION PLAN

     The Board of Directors has approved for submission to the shareholders the 1997 Stock Option Plan (the "1997 Plan") set forth as Exhibit A to this Proxy Statement. The objective of the 1997 Plan is to assist the Company in attracting and retaining highly qualified persons as directors, officers and employees of Company and its subsidiaries and to align the interests of such persons more closely with the interests of the Company's shareholders. Although the Company currently maintains option plans for its directors, officers and employees, options have been granted for all of the shares issuable under such plans. The 1997 Plan will therefore supplement the existing plans for directors, officers and employees of the Company.

ADMINISTRATION

     The 1997 Plan will be administered by the Company's Board of Directors, which will have power to designate the optionees and to determine the number of shares subject to each option, the date of grant and the terms and conditions governing the option, including any vesting schedule. The Board of Directors shall designate whether options granted under the 1997 Plan will be non-statutory stock options or incentive stock options. In addition, the Board is charged with the responsibility of interpreting the 1997 Plan and making all administrative determinations thereunder.

ELIGIBILITY

     All directors, officers and employees of the Company or its subsidiaries are eligible to receive options under the 1997 Plan.

SHARES SUBJECT TO THE PLAN

     The 1997 Plan authorizes the Company to issue 274,000 shares of the Common Stock pursuant to options. However, pursuant to the terms of the 1997 Plan, no options may first become exercisable if on such date options to purchase in excess of 15% of the Company's outstanding common stock are then exercisable. New options may only become exercisable for the first time if and to the extent that their exercisability will not cause exercisable options to purchase in excess of 15% of the Company's outstanding common stock to be outstanding under all of the Company's stock option plans in the aggregate. To comply with this requirement, the Board of Directors has imposed a vesting schedule on all options granted subject to shareholder approval under the 1997 Plan. See "--Options Granted Subject to Approval."

     The 1997 Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Common Stock.

TERM

     Options granted under the 1997 Plan will have terms of ten years, subject to earlier termination of the options as provided in the 1997 Plan.

EXERCISE PRICE

     The 1997 Plan provides that options are to be granted at an exercise price equal to 100% of the fair market value of the Common Stock purchasable upon exercise of the option on the date of the grant of the option. Fair market value is to be determined by the Board of Directors in good faith, provided, however, that the plan provides that if the Common Stock is a last sale reported over the counter security, the fair market value as of any date will be the closing price as reported on the NASDAQ System for the prior day.

     The 1997 Plan provides that the purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise. The exercise price may be paid, in whole or in part, through the surrender of shares of Common Stock at the fair market value of such shares on the date of surrender.

OPTIONS GRANTED SUBJECT TO APPROVAL

      The Board of Directors of the Company has approved the following options to the individuals named below:

=========================================================================================================
                      Number of Shares                        Number of Shares
                      Subject to Incentive                    Subject to Non-
Name                  Options              Exercise Price(1)  Statutory Option      Exercise Price(1)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Bruce A. Mahon(2)           ---                  ---              18,500                $18.75
---------------------------------------------------------------------------------------------------------
Thomas L. Gray, Jr.(3)     18,500               18.75              ---                    ---
---------------------------------------------------------------------------------------------------------
Theodore Dolci(2)           ---                  ---               8,500                 18.75
---------------------------------------------------------------------------------------------------------
Michael E. Golden(2)        ---                  ---              18,500                 18.75
---------------------------------------------------------------------------------------------------------
Joseph J. Oakes, III(2)     ---                  ---               8,500                 18.75
---------------------------------------------------------------------------------------------------------
James Quackenbush(2)        ---                  ---               8,500                 18.75
---------------------------------------------------------------------------------------------------------
Steven L. Shapiro(2)        ---                  ---               8,500                 18.75
---------------------------------------------------------------------------------------------------------
Mark A. Wolters(3)         13,500               18.75               ---                   ---
---------------------------------------------------------------------------------------------------------
Shelly M. Zeiger(2)         ---                  ---               8,500                 18.75
---------------------------------------------------------------------------------------------------------
Richard P. Rosa(3)          8,500               18.75               ---                   ---
=========================================================================================================

----------

(1) The exercise price is 100% of the closing price of the Common Stock on the NASDAQ National Market on January 14, 1997, the date of grant.

(2) These options are subject to a vesting restriction prohibiting their exercise if such options, when combined with all other exercisable options outstanding under all of the Company's stock option plans, would cause the total number of shares purchasable under exercisable options to exceed 15% of the Company's outstanding common stock. These vesting restrictions will lapse for each option holder on a proportionate basis as either the number of outstanding shares increases or the number of outstanding exercisable options decreases.

(3) The options granted to Messrs. Gray, Wolters and Rosa are subject to a vesting schedule providing for 25% of the options to vest upon grant and 25% to vest each year thereafter.

EXERCISE PERIOD FOR OPTIONS

     The 1997 Plan provides for the issuance of non-statutory stock options and incentive stock options (each an "ISO") See, "Federal Income Tax Consequences Under the Plan." No Option granted under the 1997 Plan will be exercisable beyond the expiration of its terms. In the case of non-statutory stock options, an optionee whose service with the Company terminates as a result of the optionee's death or disability may exercise such non-statutory stock options for a period of one year or longer as determined by the Board of Directors. In the case of an ISO, an optionee whose service with the Company is terminated as a result of death or disability may exercise such ISO for a period of three months following the termination. If an optionee's service with the Company terminates as a result of such optionee's retirement, Options held by such optionee shall be exercisable for the lesser of (a) twelve months or (b) the remaining term of the option. If an optionee is terminated for cause (as defined in the 1997
Plan), all rights held by such optionee under the 1997 Plan shall terminate immediately.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE 1997 PLAN

     The options granted under the 1997 Plan will be treated as non-statutory options for federal income tax purposes unless the optionee is also a full-time employee of the Company. In that case, the Board of Directors may designate whether an option is to be a non-statutory option or an ISO at the time of grant. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the 1997 Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are neither tradeable on an established market nor transferable by the recipient.

     The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

     For federal income tax purposes, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

     If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

RECOMMENDATION AND VOTE REQUIRED FOR ADOPTION OF PROPOSAL 2

     The affirmative vote of a majority of the shares of the Common Stock voted at the Annual Meeting, whether in person or by proxy, is required to adopt the 1997 Stock Option Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                          INDEPENDENT PUBLIC ACCOUNTANT

     Coopers & Lybrand ("Coopers") has served as the Company's independent auditors since June 19, 1991. Coopers was appointed to audit the books and records of the Company for 1996. Selection of the Company's independent public accountants for the 1997 fiscal year will be made by the Board subsequent to the Annual Meeting.

     Coopers has advised the Company that one or more of its representatives will be present at the Annual Meeting of Stockholders to make a statement, if desired, and to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 1998 ANNUAL MEETING

     In accordance with rules promulgated by the Securities and Exchange Commission, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 1998 Annual Meeting must do so no later than December 1, 1997.

                                                                       EXHIBIT A

                             1997 STOCK OPTION PLAN

                                CARNEGIE BANCORP

                             1997 STOCK OPTION PLAN

SECTION 1. PURPOSE

     The Carnegie Bancorp 1997 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Carnegie Bancorp (the "Corporation") and its shareholders by providing directors and officers of the Corporation with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors and officers and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

SECTION 2. DEFINITIONS

     Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

     "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Board" means the Board of Directors of the Corporation.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     "Common Stock" or "Stock" means the common stock, no par value, of the Corporation.

     "Corporation" means Carnegie Bancorp and any present or future subsidiary corporations of Carnegie Bancorp (as defined in Section 424 of the Code) or any successor to such corporations.

     "Disability" shall mean, with respect to an Officer, a permanent disability which qualifies as total disability under the terms of the Corporation's Long-Term Disability Plans and, with respect to a Director, permanent and total disability which if the Director were an employee of the Corporation would be treated as a total disability under the term of the Corporation's long-term disability plan for employees as in effect from time to time; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

     "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board of Directors in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported over the counter securities, then the "fair market value" of such shares on any date shall be the closing price reported in the consolidated reporting system, on the business day immediately preceding the date in question, as reported on the NASDAQ system.

     "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

     "Non-Employee Director" shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 16b-3(b)(3).

     "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Non- Qualified Stock Option.

     "Participant" means a member of the Board of Directors or employee of the Corporation selected by the Board to receive an Option under the Plan.

     "Plan" means the Carnegie Bancorp 1997 Stock Option Plan.

     "Retirement," with regard to an employee, means termination of employment in accordance with the retirement provisions of any retirement or pension plan maintained by the Corporation or any of its subsidiaries. With regard to a Director who is not also an employee, "Retirement" shall mean cessation of service on the Corporation's Board of Directors after age 60 with at least 10 years of service as a member of the Corporation's Board of Directors.

     "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.

SECTION 3. ADMINISTRATION

     (a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

     (b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     (c) The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4. ELIGIBILITY AND PARTICIPATION

     Officers, employees and members of the Board of Directors of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

SECTION 5. SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 274,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable; provided, however, that at no time may any option granted under this Plan become exercisable if, when combined with all other outstanding exercisable options under all stock option or employee benefit plans of the Corporation, the number of shares purchasable upon the exercise of such options would exceed 15% of the Corporation's then outstanding Common Stock. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

SECTION 6. NON-QUALIFIED STOCK OPTIONS

     6.1 Grant of Non-Qualified Stock Options.

     The Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. Non-Qualified Stock

Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

     (b) Terms of Options. The term during which each Non- Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. No Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (c) Termination of Service. Except as provided in Section 6.1(d) hereof, unless otherwise determined by the Board of Directors, upon the termination of a Participant's service as an employee or member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     (d) Exception for Retirement. Notwithstanding the general rule contained in
Section 6.1(c) above, all options are exercisable held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option, or (ii) twelve (12) months.

SECTION 7. INCENTIVE STOCK OPTIONS

     7.1 Grant of Incentive Stock Options.

     The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock

Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

     (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non- Qualified options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (e) Exception for Retirement. Notwithstanding the general rule contained in
Section 7.1(d) above, all options held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of
(i) the remaining term of the option or (ii) twelve (12) months. Any

Incentive Stock Option exercised more than three (3) months after a Participant's Retirement will be treated as a Non-Qualified Stock Option.

     (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

SECTION 8. EXTENSION

     The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with
Section 422 of the Code.

SECTION 9. GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Board of Directors may, in its discretion, provide for any one or more of the following actions, as to outstanding options:
(i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

     (d) The Participant shall pay to the Corporation, or make provision satisfactory to the Board of Directors for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant (other than a Participant subject to Section 16 of the "Act" (a "Section 16 Participant"), who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

          (i) a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or

          (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board of Directors otherwise so provides in writing.

     (f) The Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 10. MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Corporation's Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on January 15, 1997. Prior to such approval, Options may be granted under the Plan expressly subject to shareholder approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after January 14, 2007, but then outstanding Options may extend beyond such date.

     (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                CARNEGIE BANCORP
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints the Board of Directors of CARNEGIE BANCORP ("Carnegie") or any survivor thereof to vote all of the shares of CARNEGIE standing in the undersigned's name at the Annual Meeting of Shareholders of Carnegie, to be held at the main office of Carnegie Bank, N.A., 619 Alexander Road, Princeton, New Jersey 08540, on Wednesday, May 21, 1997 at 4:00 p.m. local time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

     This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR (i) Management's Nominees to The Board of Directors, and
(ii) approval of the Carnegie Bancorp 1997 Stock Option Plan.

     The Board of Directors recommends a vote FOR (i) Management's Nominees to the Board of Directors, and (ii) approval of the Carnegie Bancorp 1997 Stock Option Plan.

          1. Election of the following nine (9) nominees to serve as directors of the Company: Theodore H. Dolci, Michael E. Golden, Thomas L. Gray, Jr., Bruce A. Mahon, Joseph J. Oakes, III, James E. Quackenbush, Steven L. Shapiro, Mark A. Wolters and Shelly M. Zeiger.

               [ ] FOR ALL NOMINEES

               TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

               -----------------------------------------------------------------

               [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES



          2. Approval of Proposal 2, the Carnegie Bancorp 1997 Stock Option Plan, as more fully described in the accompanying Proxy Statement.

               [ ] FOR

               [ ] AGAINST

               [ ] ABSTAIN

          3. In their discretion, such other business as may properly come before the meeting.

Dated: _________, 1997              -----------------------------------------
                                    Signature

                                    ------------------------------------------
                                    Signature

                                    (Please sign exactly as your name appears.
                                    When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                                          PLEASE DATE, SIGN AND RETURN
                                          THIS PROXY IN THE ENCLOSED
                                          RETURN ENVELOPE.


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